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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the use in this Registration Statement of Northside Bancshares, Inc. on Form SB-2, as amended, of our report, dated March 7, 2005, appearing in the Prospectus, which is part of this Registration Statement.


We also consent to the reference to our firm under the caption "Experts" in such Prospectus.

                                    /s/ Porter Keadle Moore, LLP

Atlanta, Georgia
April 19, 2005